UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2018

DATE OF REPORTING PERIOD: November 1, 2017 through April 30, 2018

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

Convertible Opportunities and Income Fund (CHI)

SEMIANNUAL REPORT APRIL 30, 2018

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities26

Statement of Operations27

Statements of Changes In Net Assets28

Statement of Cash Flows29

Notes to Financial Statements30

Financial Highlights38

Report of Independent Registered
Public Accounting Firm39

About Closed-End Funds40

Managed Distribution Policy41

Automatic Dividend Reinvestment Plan41

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. Three are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Convertible Opportunities and Income Fund (CHI) falls into this latter category. Please see page 5 for a more detailed overview of our closed-
end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   1

Letter to Shareholders

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2018. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of this Calamos Fund. I encourage you to review this information carefully.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains. We believe the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given political as well as fiscal and monetary policy unknowns, and their potential impact on interest rates and the fixed income market.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0950 per share. We believe the Fund’s current annualized distribution rate, which was 10.06%* on a market price basis as of April 30, 2018, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/18 distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0950 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

In our October 2017 annual report, I discussed the favorable trends that were supporting continued global growth and investment potential across asset classes. However, I noted our investment teams would not be surprised if the market environment changed, with a pause in the equity markets or even a correction. I also discussed that short-term volatility can create opportunities for long-term managers, such as ourselves. During the semiannual reporting period, these views were borne out.

Market Review

The semiannual period was characterized by two distinct environments, and in particular, the return of volatility to the markets in January. Through the final months of 2017, U.S. and global stock markets advanced briskly as investors focused on positive global economic growth trends, low inflation, deregulation and anticipation of tax reform. However, the climate changed in 2018. Although economic fundamentals remained compelling around the world, market participants became distracted by the potential for more Federal Reserve hikes and rising inflation. After many years of subdued volatility and record-low interest rates, the stock market became increasingly turbulent as the period progressed.1 Fixed income asset classes also encountered headwinds.2,3 Convertible securities, in contrast, demonstrated resilience in the choppy markets, illustrating the potential benefits of their unique structural characteristics.4

Outlook

We believe positive economic conditions and corporate fundamentals can support a continuation of the bull market in stocks, as well as opportunities across asset classes. Global economic data is positive on the whole. GDP growth has continued at a good pace in the U.S., and tax reform and deregulation can provide further catalysts from here. The U.S. consumer has benefitted from job growth, wage gains and rising housing values. Corporate fundamentals—including earnings, sales and revenue growth—are very strong. Inflation has increased but is coming off historically low levels and remains contained. As economic growth continues, we expect the Fed to maintain its course of raising short-term interest rates gradually. This slow pace, combined with conditions in the broader global bond markets, may help keep longer-term U.S. rates from rising unchecked.

Although economic conditions are favorable, managing volatility will be key to succeeding in this environment. Evolving trade policies, uncertainties around North Korea and Russia, and U.S. mid-term elections will likely contribute to short-term market disruptions over coming months. An extended trade war could be an economic headwind, but we do not see this as the probable outcome. We are hopeful that moves by the U.S. over recent months can set the stage for negotiations that lead to freer and fairer trade over the long term.

Letter to Shareholders

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   3

Thoughts for Investors

The stock market’s gyrations, rising interest rates and signs of inflation have unsettled many investors. However, if we look back over longer periods, the environment we are seeing today is actually more normal than those of the past few years, when volatility, interest rates and inflation were exceptionally low.

In this more typical environment, we believe there are many opportunities for active and risk-aware approaches. Our investment professionals remain vigilant to avoiding unintended risks in the Fund. They are also working together to turn short-term volatility into opportunities for the shareholders in the Fund. Our ability to respond to changing market conditions will be especially important given the many crosscurrents we see.

In Closing

More than 40 years of experience supports my belief that investors are best served by maintaining a long-term approach. Fast moving markets can increase the temptation to make short-term moves. But as I’ve noted in the past, there’s no way to predict with certainty the daily twists and turns. Far too often, trying to time the ups and downs leaves investors capturing the downside and missing the upside. Instead, I encourage you to work with your financial advisor to create a well-diversified asset allocation that meets your financial goals. By blending an array of funds—including stocks, convertibles, alternative and fixed income strategies—investors may be better positioned to achieve their long-term goals.

I am confident that the Fund is well equipped to navigate the course ahead. Since our earliest days as an asset manager, we have sought to provide innovative strategies for managing risk and enhancing returns. While others may be discouraged by these more choppy markets, we welcome the return of more normal levels of volatility and the opportunities it will bring for our active approach.

I hope that you find this report informative, and I invite you to visit our website www.calamos.com for additional resources. All of us at Calamos Investments thank you for your continued trust. It is truly an honor to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 3.83% for the six-month period ending April 30, 2018. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the six-month period ended, the index returned 3.68%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned 3.82%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 4.93% for the six-month period ended April 30, 2018.

2The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2018, the index returned -1.87%.

3The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned -0.16% for the six-month period ending April 30, 2018.

4The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.34% for the six-month period ending April 30, 2018. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 3.95% for the six-month period ended April 30, 2018.

Sources: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   5

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

6   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/18

Common Shares – Inception 6/26/02
	6 Months	1 Year	Since Inception**
On Market Price	2.87%	10.63%	9.21%
On NAV	1.34%	8.35%	9.28%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	22.4%
Health Care	15.2
Consumer Discretionary	14.2
Energy	10.5
Financials	9.9
Industrials	8.3
Telecommunication Services	5.3
Materials	3.0
Utilities	2.6
Real Estate	2.4
Consumer Staples	2.2

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Convertible Opportunities and
Income Fund (CHI)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation framework.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed income instruments, and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund invests in multiple asset classes and seeks to provide a steady stream of distributions paid out monthly.

We invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned to generate capital gains and income. We believe the broader range of security types also provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. During the six month period ended April 30, 2018, the Fund maintained a high proportional exposure to convertible assets. We believe such exposure, which constituted over half the portfolio at the end of the period, positions us well to participate in the equity markets in a risk-managed manner in 2018.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies that are actively participating in globalization with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund returned 1.34% on a net asset value (NAV) basis and 2.87% on a market price basis for the six-month period ended April 30, 2018 versus -0.16% for Credit Suisse U.S. High Yield Index and 2.11% for the ICE BofAML All U.S. Convertibles Index.

At the end of the reporting period, the Fund’s shares traded at a 3.66% premium to net asset value.

Investment Team Discussion

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the last six-month period.

We employ a managed distribution policy* within this Fund with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.0950 per share, resulting in a current annualized distribution rate of 10.06% of market price as of April 30, 2018.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2018 the dividend yield of S&P 500 Index stocks averaged approximately 2.11%† Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.95% and 3.11%, respectively.‡

*Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

†Source: Calamos Investments

‡Source: U.S. Department of the Treasury

ASSET ALLOCATION AS OF 4/30/18

Investment Team Discussion

8   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

What factors influenced performance over the reporting period?

Improvements in the convertible bond market contributed to the Fund’s strong performance over the period. Convertible bond Issuance was also robust during the period, which presented us with a broad selection of investment opportunities.

The Fund’s attractive share price relative to the NAV earlier in the period served as an enticement to many investors and enhanced price performance.

From an economic sector perspective, our selection in health care (biotechnology) contributed to performance. In addition, the Fund’s allocation to real estate (diversified REITs) helped.

Our allocation in consumer discretionary (personal products) was detrimental to performance. In addition, our selection in the materials sector (steel) lagged relative to the ICE BofAML All U.S. Convertibles Index.

How is the Fund positioned?

We continue to hold our highest allocations in the BB-credit tier, as we believe this exposure will offer investors a better risk/reward dynamic while continuing to provide regular income. From an economic sector perspective, our heaviest exposures are in the information technology, health care and consumer discretionary sectors. We believe that these sectors should outperform given where we are in the economic recovery cycle and based on current demographic trends. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. As of April 30, 2018, approximately 55% our portfolio was invested in convertible securities. We believe this will enable our shareholders to take advantage of opportunities in the general equity markets, which we believe are poised for continued higher valuations. Long term, we believe patient investors will be rewarded for an allocation to convertibles and high yield at current levels, especially given the expectation for higher volatility moving into 2018.

The average credit quality of the portfolio is higher than that of the ICE BofAML All U.S. Convertibles Index. This is typical for the Fund, as our credit assessment process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors.

Moreover, where the risk/reward is compelling, we are investing in global businesses with the ability to seek the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio companies are performing very well fundamentally, earning attractive cash flow margins, and improving their credit profiles—while utilizing reasonable debt levels to fund their operations.

Given our relatively low cost of borrowing, we believe that this is an environment that is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate.

Investment Team Discussion

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of economic growth, we are favoring quality growth companies. Favorable factors within the U.S. include solid job creation, relatively low interest rates, increased consumer and business confidence, and limited inflationary pressures. We emphasize investments in companies that present solid cash-flow generation, stronger balance sheets, and opportunities to benefit from global economic trends. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to global consumption, and companies positioned to benefit from improving fundamentals. We are also optimistic about financials, as we believe companies in the sector are favorably valued and positioned to grow revenues in a rising-interest-rate and lower-regulatory environment. We are cautious about companies in the consumer staples and utilities sector. We believe they may be fully valued as investors seek those stocks for income rather than growth. We are selective regarding companies in the health care sector, favoring those that are more product-growth oriented versus price driven.

We believe that investing in convertibles provides a means to participate in a portion of the equity market upside and to procure a degree of downside protection. We expect markets to have bouts of volatility, which we see as a positive for convertibles. In this respect, we believe returns are best viewed over a full market cycle. We are focused on the more balanced convertibles, which we believe can be beneficial in a volatile market as they are more likely to limit losses in down markets and participate in up markets. We are also encouraged by the issuance of new convertibles, which should provide broad investment opportunities through the space. Our dynamic allocation mandate allows us to deploy assets across different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

10 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (51.6%)
Consumer Discretionary (8.5%)
428,000	American Greetings Corp.* 7.875%, 02/15/25	$432,674
905,000	AV Homes, Inc. 6.625%, 05/15/22	930,494
1,308,000	Beverages & More, Inc.* 11.500%, 06/15/22	1,196,258
	CCO Holdings, LLC / CCO Holdings Capital Corp.
2,481,000	5.125%, 05/01/27*^	2,327,835
944,000	5.750%, 09/01/23	957,055
520,000	5.000%, 02/01/28*	479,250
	Century Communities, Inc.
2,276,000	5.875%, 07/15/25	2,176,209
1,322,000	6.875%, 05/15/22	1,362,142
1,187,000	CRC Escrow Issuer, LLC*^ 5.250%, 10/15/25	1,135,069
3,308,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	3,446,986
	DISH DBS Corp.^
1,707,000	5.875%, 11/15/24	1,459,493
1,119,000	7.750%, 07/01/26	1,020,657
2,194,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	2,176,086
530,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	519,400
851,000	GameStop Corp.*^ 6.750%, 03/15/21	866,560
968,000	goeasy, Ltd.*µ 7.875%, 11/01/22	1,031,738
618,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	603,508
2,306,000	Hasbro, Inc. 6.600%, 07/15/28	2,637,903
1,124,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^ 8.750%, 11/01/24	1,201,342
3,891,000	L Brands, Inc.^ 6.875%, 11/01/35	3,682,287
2,707,000	Lennar Corp.*µ 6.625%, 05/01/20	2,858,836
1,299,000	M/I Homes, Inc. 5.625%, 08/01/25	1,252,002
2,476,000	Mattel, Inc.*^ 6.750%, 12/31/25	2,417,195
1,124,000	Mclaren Finance, PLC* 5.750%, 08/01/22	1,131,109
1,856,000	Meritage Homes Corp. 7.000%, 04/01/22	2,041,841
2,432,000	MGM Resorts International^ 6.750%, 10/01/20	2,586,785

PRINCIPAL AMOUNT		VALUE
2,238,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	$2,225,143
	PetSmart, Inc.*^
895,000	5.875%, 06/01/25	645,367
253,000	8.875%, 06/01/25	147,825
	Rite Aid Corp.
2,612,000	7.700%, 02/15/27	2,277,285
725,000	6.125%, 04/01/23*^	739,493
3,322,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	4,060,713
2,126,000	Salem Media Group, Inc.* 6.750%, 06/01/24	2,019,881
1,675,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	1,639,247
3,405,000	Service Corp. International 7.500%, 04/01/27	3,899,287
1,182,000	Sotheby’s* 4.875%, 12/15/25	1,139,158
2,917,000	Taylor Morrison Communities, Inc.* 5.250%, 04/15/21	2,942,319
973,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	942,672
1,245,000	ZF North America Capital, Inc.* 4.750%, 04/29/25	1,269,508
		65,878,612

Consumer Staples (2.4%)
1,197,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC 5.750%, 03/15/25	1,046,172
3,551,000	Fidelity & Guaranty Life Holdings, Inc.* 6.375%, 04/01/21	3,613,213
2,140,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	1,213,455
	JBS USA LUX SA / JBS USA Finance, Inc.*
6,321,000	7.250%, 06/01/21	6,398,843
1,702,000	6.750%, 02/15/28	1,636,235
	New Albertson’s, Inc.
983,000	7.450%, 08/01/29^	800,595
564,000	8.000%, 05/01/31	469,804
306,000	7.750%, 06/15/26	268,689
	Pilgrim’s Pride Corp.*
1,630,000	5.875%, 09/30/27^	1,559,013
491,000	5.750%, 03/15/25	482,560
	Post Holdings, Inc.*
1,216,000	5.750%, 03/01/27	1,189,497
243,000	5.625%, 01/15/28^	232,645
		18,910,721

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE

Energy (7.7%)
350,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	$358,706
1,994,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	2,046,891
1,216,000	Buckeye Partners, LP^µ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	1,189,880
2,189,000	Calfrac Holdings, LP* 7.500%, 12/01/20	2,178,088
1,488,000	California Resources Corp.*^ 8.000%, 12/15/22	1,281,644
1,807,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	1,856,467
1,211,000	Chesapeake Energy Corp.*^ 8.000%, 01/15/25	1,177,092
248,000	CONSOL Energy, Inc.* 11.000%, 11/15/25	261,842
238,000	CrownRock, LP / CrownRock Finance, Inc.* 5.625%, 10/15/25	236,415
2,383,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	2,273,084
486,000	DCP Midstream, LP^‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	481,966
691,000	Denbury Resources, Inc.*^ 9.250%, 03/31/22	721,380
525,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	540,036
	Energy Transfer Equity, LP
1,848,000	5.875%, 01/15/24µ	1,888,813
306,000	5.500%, 06/01/27^	305,601
2,461,000	Energy Transfer Partners, LPµ‡ 5.376%, 11/01/66 3 mo. USD LIBOR + 3.02%	2,175,007
	Enterprise Products Operating, LLCµ‡
1,897,000	4.875%, 08/16/77^ 3 mo. USD LIBOR + 2.99%	1,852,364
472,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	445,778
1,094,000	EP Energy, LLC / Everest Acquisition Finance, Inc.* 8.000%, 02/15/25	776,910
	Genesis Energy, LP / Genesis Energy Finance Corp.
1,216,000	6.250%, 05/15/26	1,161,700
1,167,000	6.500%, 10/01/25^	1,145,866
	Gulfport Energy Corp.^
1,167,000	6.375%, 05/15/25	1,123,232
700,000	6.000%, 10/15/24	669,259

PRINCIPAL AMOUNT		VALUE
2,320,000	Halcon Resources Corp.^ 6.750%, 02/15/25	$2,321,752
1,167,000	HighPoint Operating Corp. 7.000%, 10/15/22	1,185,841
496,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	501,592
486,000	McDermott Escrow 1, Inc. / McDermott Escrow 2, Inc.* 10.625%, 05/01/24	490,853
1,192,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	1,202,055
122,000	Nabors Industries, Inc.*^ 5.750%, 02/01/25	116,209
	Oasis Petroleum, Inc.
1,026,000	6.500%, 11/01/21^	1,052,573
477,000	6.250%, 05/01/26*	477,000
1,206,000	Par Petroleum, LLC / Petroleum Finance Corp.*^ 7.750%, 12/15/25	1,228,221
1,216,000	PDC Energy, Inc.* 5.750%, 05/15/26	1,226,664
1,069,500	Petroleum Geo-Services Company*^ 7.375%, 12/15/20	1,061,890
1,197,000	Plains All American Pipeline, LP^‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	1,165,369
1,167,000	QEP Resources, Inc.^ 5.625%, 03/01/26	1,125,945
4,864,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	4,936,717
2,286,000	SESI, LLC* 7.750%, 09/15/24	2,379,257
511,000	SM Energy Company^ 6.750%, 09/15/26	521,910
1,012,000	Southwestern Energy Company^ 7.500%, 04/01/26	1,036,065
773,000	Sunoco, LP / Sunoco Finance Corp.* 5.500%, 02/15/26	751,943
238,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.* 5.875%, 04/15/26	237,137
243,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	243,652
1,133,000	Transocean, Inc.*^ 7.500%, 01/15/26	1,152,431
1,265,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	1,192,515
	W&T Offshore, Inc.*
1,353,371	8.500%, 06/15/21 10.000% PIK rate	1,261,078
974,550	9.000%, 05/15/20 10.750% PIK rate	974,550

Schedule of Investments April 30, 2018 (Unaudited)

12 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,510,000	Weatherford International, Ltd.^ 8.250%, 06/15/23	$2,370,381
1,192,000	Whiting Petroleum Corp.*^ 6.625%, 01/15/26	1,226,014
	WildHorse Resource Development Corp.
1,488,000	6.875%, 02/01/25	1,521,659
467,000	6.875%, 02/01/25*	477,372
		59,586,666

Financials (7.5%)
2,364,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	2,237,053
3,451,000	Ally Financial, Inc. 8.000%, 11/01/31	4,200,454
2,155,000	Ardonagh Midco 3, PLC*^ 8.625%, 07/15/23	2,257,621
2,140,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,109,130
1,201,000	Bank of America Corp.‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 3.93%	1,200,598
1,167,000	Bank of Nova Scotia^‡ 4.650%, 10/12/22 3 mo. USD LIBOR + 2.65%	1,103,626
2,001,000	Brookfield Residential Properties, Inc.*^ 6.375%, 05/15/25	2,035,137
2,335,000	Charles Schwab Corp.^µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	2,277,034
1,070,000	CyrusOne, LP / CyrusOne Finance Corp. 5.375%, 03/15/27	1,072,541
2,126,000	Dell International, LLC / EMC Corp.*µ 6.020%, 06/15/26	2,258,758
1,201,000	Discover Financial Services^‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	1,177,761
1,946,000	Equinix, Inc.^ 5.375%, 04/01/23	2,000,040
477,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	473,399
	HUB International, Ltd.*
1,216,000	7.000%, 05/01/26^	1,219,697
1,021,000	7.875%, 10/01/21	1,064,597
1,775,000	ILFC E-Capital Trust II*‡ 4.890%, 12/21/65 3 mo. USD LIBOR + 1.80%	1,714,925
1,430,000	Iron Mountain, Inc.* 5.250%, 03/15/28	1,347,861
	Jefferies Finance, LLC*
2,773,000	7.375%, 04/01/20	2,802,075
2,529,000	7.250%, 08/15/24^	2,509,628
1,133,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	1,082,225

PRINCIPAL AMOUNT		VALUE
1,012,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	$996,926
1,255,000	LPL Holdings, Inc.* 5.750%, 09/15/25	1,219,910
	MetLife, Inc.^
2,028,000	6.400%, 12/15/36	2,214,211
122,000	5.875%, 03/15/28‡ 3 mo. USD LIBOR + 2.96%	124,475
2,228,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.^ 6.500%, 07/01/21	2,263,525
	Navient Corp.^
1,459,000	6.750%, 06/25/25	1,479,652
615,000	6.500%, 06/15/22	633,951
1,051,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	1,033,017
1,386,000	Oil Insurance, Ltd.*‡ 5.290%, 05/31/18 3 mo. USD LIBOR + 2.98%	1,387,996
3,371,000	Quicken Loans, Inc.*^ 5.750%, 05/01/25	3,324,817
1,265,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	1,279,554
	Springleaf Finance Corp.^
1,595,000	6.875%, 03/15/25	1,612,880
1,017,000	8.250%, 10/01/23	1,116,564
652,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	650,011
2,432,000	Tronox Finance, PLC* 5.750%, 10/01/25	2,368,428
		57,850,077

Health Care (6.8%)
2,238,000	Acadia Healthcare Company, Inc.^ 5.625%, 02/15/23	2,265,293
	Community Health Systems, Inc.^
3,653,000	7.125%, 07/15/20	2,914,765
1,192,000	6.875%, 02/01/22	653,007
511,000	8.000%, 11/15/19	465,493
3,531,000	DaVita, Inc.^ 5.125%, 07/15/24	3,432,856
660,000	Endo International, PLC* 7.250%, 01/15/22	562,775
3,210,000	Endo, Ltd.* 6.000%, 07/15/23	2,350,619
2,169,000	Greatbatch, Ltd.* 9.125%, 11/01/23	2,352,660
	HCA, Inc.
7,082,000	5.875%, 05/01/23^	7,394,706
1,143,000	7.500%, 11/06/33	1,246,710
516,000	5.375%, 02/01/25^	515,141

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
1,216,000	Magellan Health, Inc. 4.400%, 09/22/24	$1,192,641
2,189,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	1,726,158
501,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	438,430
	Tenet Healthcare Corp.^
3,420,000	6.750%, 06/15/23	3,373,556
2,369,000	5.125%, 05/01/25*	2,308,212
2,189,000	Teva Pharmaceutical Finance Company, BV^µ 2.950%, 12/18/22	1,929,067
3,688,000	Teva Pharmaceutical Finance IV, BV^µ 3.650%, 11/10/21	3,463,032
506,000	Teva Pharmaceutical Finance IV, LLC^µ 2.250%, 03/18/20	484,447
1,240,000	Teva Pharmaceutical Finance Netherlands III, BV*^ 6.000%, 04/15/24	1,207,022
	Valeant Pharmaceuticals International, Inc.*^
8,775,000	7.250%, 07/15/22	8,874,026
2,383,000	9.000%, 12/15/25	2,420,854
1,021,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	1,004,623
		52,576,093

Industrials (5.5%)
1,411,000	ACCO Brands Corp.* 5.250%, 12/15/24	1,414,577
	Allison Transmission, Inc.*
803,000	4.750%, 10/01/27^	755,988
511,000	5.000%, 10/01/24	502,683
700,000	Apergy Corp.* 6.375%, 05/01/26	711,575
1,216,000	ARD Securities Finance SARL*^ 8.750%, 01/31/23 8.750% PIK rate	1,277,122
1,211,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	1,146,732
1,192,000	Bombardier, Inc.* 7.500%, 12/01/24	1,256,654
	Covanta Holding Corp.
827,000	5.875%, 03/01/24	817,527
282,000	5.875%, 07/01/25	274,200
1,216,000	Delphi Technologies, PLC* 5.000%, 10/01/25	1,173,148
1,197,000	Fly Leasing, Ltd.^ 5.250%, 10/15/24	1,165,902
243,000	FXI Holdings, Inc.* 7.875%, 11/01/24	241,354

PRINCIPAL AMOUNT		VALUE
2,145,000	Garda World Security Corp.* 7.250%, 11/15/21	$2,185,208
3,512,000	Golden Nugget, Inc.*^ 6.750%, 10/15/24	3,569,316
1,167,000	Gray Television, Inc.*^ 5.875%, 07/15/26	1,131,150
1,114,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	1,134,893
1,785,000	H&E Equipment Services, Inc. 5.625%, 09/01/25	1,796,067
	Hertz Corp.^
1,187,000	7.375%, 01/15/21	1,177,278
263,000	7.625%, 06/01/22*	268,775
	Icahn Enterprises, LP
1,294,000	6.750%, 02/01/24^	1,327,819
1,216,000	6.375%, 12/15/25	1,221,776
389,000	James Hardie International Finance, Ltd.*^ 4.750%, 01/15/25	379,390
1,216,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	1,168,801
608,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	642,893
1,997,000	Meritor, Inc. 6.250%, 02/15/24	2,059,017
486,000	Multi-Color Corp.* 4.875%, 11/01/25	455,926
1,702,000	Navistar International Corp.* 6.625%, 11/01/25	1,773,875
	Park Aerospace Holdings, Ltd.*^
1,041,000	5.500%, 02/15/24	1,011,706
759,000	4.500%, 03/15/23µ	728,116
2,140,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	2,234,995
1,158,000	Scientific Games International, Inc.* 5.000%, 10/15/25	1,120,435
764,000	Tennant Company^ 5.625%, 05/01/25	781,389
238,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	237,317
122,000	Trident Merger Sub, Inc.*^ 6.625%, 11/01/25	119,773
253,000	TriMas Corp.* 4.875%, 10/15/25	246,815
2,238,000	United Continental Holdings, Inc. 6.375%, 06/01/18	2,244,445
1,878,000	United Rentals North America, Inc.^ 4.875%, 01/15/28	1,781,490
598,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	592,753
		42,128,880

Schedule of Investments April 30, 2018 (Unaudited)

14 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Information Technology (2.1%)
1,240,000	Amkor Technology, Inc. 6.375%, 10/01/22	$1,273,430
	Cardtronics, Inc.
963,000	5.500%, 05/01/25*	894,405
946,000	5.125%, 08/01/22	921,201
1,347,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	1,368,734
1,070,000	CDK Global, Inc. 4.875%, 06/01/27	1,032,716
822,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	840,372
	Clear Channel Worldwide Holdings, Inc.
2,184,000	7.625%, 03/15/20^	2,192,845
812,000	7.625%, 03/15/20	815,268
1,094,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	1,128,171
1,240,000	Harland Clarke Holdings Corp.*^ 8.375%, 08/15/22	1,270,647
	Nuance Communications, Inc.
1,347,000	5.625%, 12/15/26	1,346,071
1,167,000	6.000%, 07/01/24µ	1,202,185
1,216,000	TTM Technologies, Inc.* 5.625%, 10/01/25	1,193,157
1,036,000	VFH Parent, LLC*^ 6.750%, 06/15/22	1,078,103
		16,557,305

Materials (3.3%)
2,110,000	AK Steel Corp.^ 6.375%, 10/15/25	1,972,797
1,873,000	Alcoa Nederland Holding, BV*^µ 7.000%, 09/30/26	2,044,445
3,818,000	ArcelorMittal, SA^ 7.250%, 10/15/39	4,533,360
1,411,000	Arconic, Inc.^ 5.125%, 10/01/24	1,428,969
2,165,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	2,196,414
436,000	Cleveland-Cliffs, Inc. 5.900%, 03/15/20	439,900
233,000	Commercial Metals Company* 5.750%, 04/15/26	233,855
	First Quantum Minerals, Ltd.*
728,000	7.000%, 02/15/21	733,904
584,000	7.250%, 04/01/23^	583,378
1,751,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	1,769,998
744,000	Kinross Gold Corp.* 4.500%, 07/15/27	701,056
1,099,000	New Gold, Inc.*^ 6.375%, 05/15/25	1,121,046

PRINCIPAL AMOUNT		VALUE
2,807,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	$2,921,933
2,286,000	PH Glatfelter Companyµ 5.375%, 10/15/20	2,311,889
	United States Steel Corp.^
2,330,000	6.875%, 08/15/25	2,381,132
486,000	6.250%, 03/15/26	483,699
		25,857,775

Real Estate (0.6%)
1,162,000	Crescent Communities, LLC/Crescent Ventures, Inc.* 8.875%, 10/15/21	1,222,453
2,238,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	2,129,793
1,216,000	Starwood Property Trust, Inc.*^ 4.750%, 03/15/25	1,176,261
		4,528,507

Telecommunication Services (6.1%)
973,000	Altice Financing, SA*^ 7.500%, 05/15/26	957,495
2,262,000	Altice France, SA*^ 7.375%, 05/01/26	2,197,171
	Altice Luxembourg, SA*^
467,000	7.750%, 05/15/22	447,874
389,000	7.625%, 02/15/25	351,442
1,481,000	Altice US Finance I Corp.*^ 5.500%, 05/15/26	1,440,695
655,000	Block Communications, Inc.* 6.875%, 02/15/25	662,087
1,304,000	CB Escrow Corp.* 8.000%, 10/15/25	1,241,362
389,000	Cequel Communications Holdings I, LLC / Cequel Capital Corp.* 7.500%, 04/01/28	394,736
1,245,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	1,147,977
4,670,000	CSC Holdings, LLC* 5.500%, 04/15/27	4,493,941
5,220,000	Embarq Corp. 7.995%, 06/01/36	4,980,245
	Frontier Communications Corp.
3,538,000	7.625%, 04/15/24	2,330,746
1,921,000	11.000%, 09/15/25^	1,478,056
467,000	8.500%, 04/01/26*	453,301
1,167,000	Hughes Satellite Systems Corp.^ 6.625%, 08/01/26	1,173,926
	Inmarsat Finance, PLC*^
924,000	4.875%, 05/15/22µ	893,822
462,000	6.500%, 10/01/24	454,943

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
	Intelsat Jackson Holdings, SA^
2,004,000	9.750%, 07/15/25*	$1,965,714
1,459,000	7.500%, 04/01/21	1,385,423
958,000	8.000%, 02/15/24*	1,012,127
1,216,000	Qwest Corp.^ 6.875%, 09/15/33	1,154,385
496,000	SBA Communications Corp.*^ 4.000%, 10/01/22	473,134
486,000	Sprint Capital Corp.^ 6.875%, 11/15/28	496,383
	Sprint Corp.
6,810,000	7.875%, 09/15/23	7,313,429
2,121,000	7.125%, 06/15/24	2,189,986
1,192,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	1,150,316
243,000	Telecom Italia Capital, SA 6.000%, 09/30/34	252,720
2,203,000	United States Cellular Corp. 6.700%, 12/15/33	2,324,573
	Windstream Services, LLC
1,571,000	8.625%, 10/31/25*	1,445,650
868,000	7.750%, 10/01/21	653,916
162,000	7.750%, 10/15/20^	139,162
		47,056,737

Utilities (1.1%)
292,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	284,731
	NRG Energy, Inc.^
2,048,000	6.625%, 01/15/27	2,112,932
723,000	5.750%, 01/15/28*	717,324
1,070,000	PPL Capital Funding, Inc.^µ‡ 4.967%, 03/30/67 3 mo. USD LIBOR + 2.67%	1,066,785
705,000	Talen Energy Supply, LLC*^ 10.500%, 01/15/26	610,044
1,216,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,141,909
2,140,000	Vistra Energy Corp.*^ 8.125%, 01/30/26	2,351,678
		8,285,403
	Total Corporate Bonds (Cost $405,658,386)	399,216,776

Convertible Bonds (68.2%)
Consumer Discretionary (12.0%)
8,000,000	Booking Holdings, Inc.~ 0.350%, 06/15/20	13,354,400
3,600,000	Chegg, Inc.*^ 0.250%, 05/15/23	3,914,694
3,200,000	Ctrip.com International, Ltd. 1.000%, 07/01/20	3,308,016

PRINCIPAL AMOUNT			VALUE
		DISH Network Corp.^
9,500,000		2.375%, 03/15/24	$8,229,992
3,750,000		3.375%, 08/15/26	3,427,856
		Liberty Interactive, LLC
5,423,000		1.750%, 09/30/46*	5,681,460
2,375,361		4.000%, 11/15/29	1,599,592
1,700,000		3.750%, 02/15/30	1,162,715
2,750,000		Liberty Media Corp./Liberty Formula One 1.000%, 01/30/23	2,862,145
		Liberty Media Corp.
8,550,000		1.375%, 10/15/23	9,844,897
5,350,000		2.250%, 09/30/46	5,616,136
3,250,000		Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	3,444,773
3,500,000		RH* 0.000%, 07/15/20	3,637,253
24,350,000		Tesla, Inc. 1.250%, 03/01/21	25,084,396
1,875,000		Wayfair, Inc.* 0.375%, 09/01/22	1,741,500
			92,909,825

Energy (3.3%)
2,600,000		Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	3,011,905
5,250,000		Nabors Industries, Inc.^ 0.750%, 01/15/24	4,129,072
5,186,000		Oil States International, Inc.* 1.500%, 02/15/23	5,754,256
4,700,000		PDC Energy, Inc.^ 1.125%, 09/15/21	4,766,270
5,370,000		SM Energy Company 1.500%, 07/01/21	5,517,594
		SunEdison, Inc.@
9,411,000		0.250%, 01/15/20*	211,748
898,000		2.000%, 10/01/18	20,205
1,800,000		TOTAL, SA 0.500%, 12/02/22	2,008,962
			25,420,012

Financials (3.6%)
5,500,000		Ares Capital Corp.^ 3.750%, 02/01/22	5,624,795
1,831,000	CAD	Element Fleet Management Corp.* 4.250%, 06/30/20	1,340,675
3,255,000		IAC FinanceCo, Inc.*^ 0.875%, 10/01/22	4,015,401
7,000,000		JPMorgan Chase Financial Company (Voya Financial, Inc.) § 0.250%, 05/01/23	6,947,115
7,000,000		JPMorgan Chase Financial Company, LLC 0.250%, 05/01/23	6,986,385

Schedule of Investments April 30, 2018 (Unaudited)

16 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
3,125,000	TCP Capital Corp. 4.625%, 03/01/22	$3,154,203
		28,068,574

Health Care (9.9%)
9,961,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	11,211,902
2,700,000	Flexion Therapeutics, Inc.* 3.375%, 05/01/24	3,292,772
6,250,000	Illumina, Inc.^ 0.000%, 06/15/19	6,951,594
	Innoviva, Inc.
3,500,000	2.125%, 01/15/23	3,528,437
517,000	2.500%, 08/15/25*	555,891
1,667,000	Insmed, Inc. 1.750%, 01/15/25	1,562,754
6,750,000	Insulet Corp.* 1.375%, 11/15/24	7,686,225
2,900,000	Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	2,904,437
2,500,000	Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	3,296,475
4,739,000	Medidata Solutions, Inc. 1.000%, 08/01/18	5,859,584
2,750,000	Neurocrine Biosciences, Inc.* 2.250%, 05/15/24	3,564,784
3,000,000	Nevro Corp. 1.750%, 06/01/21	3,507,570
4,050,000	NuVasive, Inc. 2.250%, 03/15/21	4,478,834
7,000,000	Pacira Pharmaceuticals, Inc. 2.375%, 04/01/22	6,577,585
3,500,000	Sarepta Therapeutics, Inc.*^ 1.500%, 11/15/24	4,510,310
3,094,000	Supernus Pharmaceuticals, Inc.*^ 0.625%, 04/01/23	3,383,351
3,000,000	Teladoc, Inc.* 3.000%, 12/15/22	3,722,940
		76,595,445

Industrials (5.7%)
2,022,000	Air Lease Corp. 3.875%, 12/01/18	2,949,582
3,750,000	Air Transport Services Group, Inc.*^ 1.125%, 10/15/24	3,565,800
3,650,000	Atlas Air Worldwide Holdings, Inc.^ 2.250%, 06/01/22	4,271,723
5,250,000	Dycom Industries, Inc. 0.750%, 09/15/21	6,511,575
3,250,000	Echo Global Logistics, Inc. 2.500%, 05/01/20	3,344,949
8,000,000	Greenbrier Companies, Inc.^ 2.875%, 02/01/24	8,662,720

PRINCIPAL AMOUNT		VALUE
3,750,000	Kaman Corp.* 3.250%, 05/01/24	$4,206,000
3,250,000	Meritor, Inc.*^ 3.250%, 10/15/37	3,231,085
1,833,000	Patrick Industries, Inc.* 1.000%, 02/01/23	1,772,245
5,200,000	Tutor Perini Corp. 2.875%, 06/15/21	5,381,714
		43,897,393

Information Technology (30.8%)
2,250,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	3,501,608
5,750,000	Altaba, Inc.~ 0.000%, 12/01/18	7,613,747
4,000,000	Apptio, Inc.* 0.875%, 04/01/23	4,087,320
3,850,000	Atlassian, Inc.* 0.625%, 05/01/23	3,846,073
3,300,000	Citrix Systems, Inc.^ 0.500%, 04/15/19	4,760,943
	Cypress Semiconductor Corp.
1,650,000	4.500%, 01/15/22^	2,133,788
1,055,000	2.000%, 02/01/23*	1,096,446
3,250,000	Envestnet, Inc. 1.750%, 12/15/19	3,514,550
3,850,000	Etsy, Inc.* 0.000%, 03/01/23	4,188,685
1,250,000	Everbridge, Inc. 1.500%, 11/01/22	1,592,413
6,291,000	Finisar Corp.^ 0.500%, 12/15/36	5,689,234
7,000,000	Guidewire Software, Inc.^ 1.250%, 03/15/25	7,118,790
6,200,000	II-VI, Inc.*^ 0.250%, 09/01/22	6,657,126
8,350,000	Inphi Corp.^ 0.750%, 09/01/21	7,733,812
6,350,000	Intel Corp.~ 3.250%, 08/01/39	15,788,957
3,900,000	Knowles Corp. 3.250%, 11/01/21	4,131,992
4,250,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	4,747,781
16,500,000	Microchip Technology, Inc. 1.625%, 02/15/27	18,630,150
10,000,000	Micron Technology, Inc.~ 3.000%, 11/15/43	15,946,800
5,250,000	Nice Systems, Inc.^ 1.250%, 01/15/24	6,575,257
1,820,000	Novellus Systems, Inc.~ 2.625%, 05/15/41	10,141,204

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
2,900,000	NXP Semiconductors, NV^ 1.000%, 12/01/19	$3,433,716
3,500,000	Okta, Inc.*^ 0.250%, 02/15/23	4,024,388
	ON Semiconductor Corp.
5,918,000	1.000%, 12/01/20	7,832,443
5,250,000	1.625%, 10/15/23^	6,770,662
5,500,000	OSI Systems, Inc. 1.250%, 09/01/22	4,995,733
4,250,000	Proofpoint, Inc.^ 0.750%, 06/15/20	6,429,591
3,900,000	Pure Storage, Inc.*^ 0.125%, 04/15/23	4,053,660
3,375,000	Quotient Technology, Inc.* 1.750%, 12/01/22	3,556,845
4,300,000	RealPage, Inc.* 1.500%, 11/15/22	6,043,327
2,575,000	Servicenow, Inc.* 0.000%, 06/01/22	3,454,620
5,500,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	6,539,830
2,757,000	Synaptics, Inc.*^ 0.500%, 06/15/22	2,577,699
5,250,000	Veeco Instruments, Inc.^ 2.700%, 01/15/23	4,694,209
5,500,000	Viavi Solutions, Inc. 1.000%, 03/01/24	5,526,290
5,900,000	Weibo Corp.*^ 1.250%, 11/15/22	6,753,789
13,500,000	Workday, Inc.*^ 0.250%, 10/01/22	14,634,675
7,000,000	Zendesk, Inc.* 0.250%, 03/15/23	7,264,425
		238,082,578

Materials (1.0%)
2,800,000	Arconic, Inc. 1.625%, 10/15/19	2,815,204
4,700,000	Royal Gold, Inc.^ 2.875%, 06/15/19	5,012,738
		7,827,942

Real Estate (1.2%)
2,300,000	Empire State Realty OP, LP* 2.625%, 08/15/19	2,388,481
3,600,000	IH Merger Sub, LLC 3.500%, 01/15/22	4,066,884
2,750,000	Starwood Property Trust, Inc. 4.375%, 04/01/23	2,778,366
		9,233,731

PRINCIPAL AMOUNT		VALUE

Telecommunication Services (0.7%)
5,244,000	Q2 Holdings, Inc.* 0.750%, 02/15/23	$5,596,607
	Total Convertible Bonds (Cost $531,998,991)	527,632,107

U.S. Government and Agency Securities (1.3%)
	United States Treasury Note
6,567,000	1.875%, 05/31/22	6,350,676
3,405,000	2.375%, 03/15/21^	3,382,232
		9,732,908
	Total U.S. Government and Agency Securities (Cost $9,912,076)	9,732,908

Bank Loans (3.2%)‡
Consumer Discretionary (0.4%)
500,000	American Greetings Corp. 6.391%, 04/06/24	504,375
2,468,750	Weight Watchers International, Inc. 6.985%, 11/29/24	2,506,942
		3,011,317

Energy (0.1%)
1,000,000	McDermott Tech Americas, Inc. ! 0.000%, 03/27/25	995,160

Financials (0.5%)
250,000	AssuredPartners, Inc. 5.151%, 10/22/24	251,543
1,200,000	Genworth Financial, Inc. 6.395%, 02/22/23	1,222,500
1,200,000	GLP Financing, LLC 3.397%, 04/28/21	1,191,000
1,000,000	HUB International, Ltd. 5.360%, 04/18/25	1,007,290
		3,672,333

Health Care (0.7%)
2,500,000	Amneal Pharmaceuticals, LLC ! 0.000%, 03/07/25	2,514,850
1,196,977	Mallinckrodt International Finance, SA 5.203%, 09/24/24	1,189,347
2,014,912	Team Health Holdings, Inc. 4.651%, 02/06/24	1,956,983
		5,661,180

Industrials (0.3%)
1,185,000	Scientific Games International, Inc. 4.726%, 08/14/24	1,193,609
1,197,000	Transdigm, Inc. 4.712%, 08/22/24	1,204,397
		2,398,006

Schedule of Investments April 30, 2018 (Unaudited)

18 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Information Technology (0.3%)
2,425,000	First Data Corp. 4.147%, 04/26/24	$2,436,252

Telecommunication Services (0.9%)
1,200,000	Cincinnati Bell, Inc. 5.571%, 10/02/24	1,215,426
1,220,000	CSC Holdings, LLC 4.397%, 01/25/26	1,222,288
1,200,000	Cumulus Media Holdings, Inc.@ 5.160%, 12/23/20	1,018,500
1,300,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	1,327,787
1,742,888	New Media Holdings II, LLC ! 0.000%, 06/04/20	1,760,317
		6,544,318
	Total Bank Loans (Cost $24,637,967)	24,718,566

SYNTHETIC CONVERTIBLE SECURITIES (1.7%) ¤
Corporate Bonds (1.4%)
Consumer Discretionary (0.2%)
12,000	American Greetings Corp.* 7.875%, 02/15/25	12,131
25,000	AV Homes, Inc. 6.625%, 05/15/22	25,704
37,000	Beverages & More, Inc.* 11.500%, 06/15/22	33,839
	CCO Holdings, LLC / CCO Holdings Capital Corp.
69,000	5.125%, 05/01/27*^	64,740
26,000	5.750%, 09/01/23	26,360
15,000	5.000%, 02/01/28*	13,825
	Century Communities, Inc.
64,000	5.875%, 07/15/25	61,194
37,000	6.875%, 05/15/22	38,123
33,000	CRC Escrow Issuer, LLC*^ 5.250%, 10/15/25	31,556
92,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	95,865
	DISH DBS Corp.^
48,000	5.875%, 11/15/24	41,040
31,000	7.750%, 07/01/26	28,276
61,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	60,502
15,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	14,700
24,000	GameStop Corp.*^ 6.750%, 03/15/21	24,439
27,000	goeasy, Ltd.*µ 7.875%, 11/01/22	28,778
17,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	16,601

PRINCIPAL AMOUNT		VALUE
64,000	Hasbro, Inc. 6.600%, 07/15/28	$73,212
31,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^ 8.750%, 11/01/24	33,133
109,000	L Brands, Inc.^ 6.875%, 11/01/35	103,153
76,000	Lennar Corp.*µ 6.625%, 05/01/20	80,263
36,000	M/I Homes, Inc. 5.625%, 08/01/25	34,698
69,000	Mattel, Inc.*^ 6.750%, 12/31/25	67,361
31,000	Mclaren Finance, PLC* 5.750%, 08/01/22	31,196
52,000	Meritage Homes Corp. 7.000%, 04/01/22	57,207
68,000	MGM Resorts International^ 6.750%, 10/01/20	72,328
62,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	61,644
	PetSmart, Inc.*^
25,000	5.875%, 06/01/25	18,027
7,000	8.875%, 06/01/25	4,090
	Rite Aid Corp.
73,000	7.700%, 02/15/27	63,645
20,000	6.125%, 04/01/23*^	20,400
93,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	113,680
59,000	Salem Media Group, Inc.* 6.750%, 06/01/24	56,055
47,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	45,997
95,000	Service Corp. International 7.500%, 04/01/27	108,791
33,000	Sotheby’s* 4.875%, 12/15/25	31,804
81,000	Taylor Morrison Communities, Inc.* 5.250%, 04/15/21	81,703
27,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	26,158
35,000	ZF North America Capital, Inc.* 4.750%, 04/29/25	35,689
		1,837,907

Consumer Staples (0.1%)
33,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC 5.750%, 03/15/25	28,842
99,000	Fidelity & Guaranty Life Holdings, Inc.* 6.375%, 04/01/21	100,734

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
60,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	$34,022
	JBS USA LUX SA / JBS USA Finance, Inc.*
177,000	7.250%, 06/01/21	179,180
48,000	6.750%, 02/15/28	46,145
	New Albertson’s, Inc.
27,000	7.450%, 08/01/29^	21,990
16,000	8.000%, 05/01/31	13,328
9,000	7.750%, 06/15/26	7,903
	Pilgrim’s Pride Corp.*
45,000	5.875%, 09/30/27^	43,040
14,000	5.750%, 03/15/25	13,759
	Post Holdings, Inc.*
34,000	5.750%, 03/01/27	33,259
7,000	5.625%, 01/15/28^	6,702
		528,904

Energy (0.2%)
10,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	10,249
56,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	57,485
34,000	Buckeye Partners, LP^µ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	33,270
61,000	Calfrac Holdings, LP* 7.500%, 12/01/20	60,696
42,000	California Resources Corp.*^ 8.000%, 12/15/22	36,175
50,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	51,369
34,000	Chesapeake Energy Corp.*^ 8.000%, 01/15/25	33,048
7,000	CONSOL Energy, Inc.* 11.000%, 11/15/25	7,391
7,000	CrownRock, LP / CrownRock Finance, Inc.* 5.625%, 10/15/25	6,953
67,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	63,910
14,000	DCP Midstream, LP^‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	13,884
19,000	Denbury Resources, Inc.*^ 9.250%, 03/31/22	19,835
15,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	15,430
	Energy Transfer Equity, LP
52,000	5.875%, 01/15/24µ	53,148
9,000	5.500%, 06/01/27^	8,988

PRINCIPAL AMOUNT		VALUE
69,000	Energy Transfer Partners, LPµ‡ 5.376%, 11/01/66 3 mo. USD LIBOR + 3.02%	$60,981
	Enterprise Products Operating, LLCµ‡
53,000	4.875%, 08/16/77^ 3 mo. USD LIBOR + 2.99%	51,753
13,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	12,278
31,000	EP Energy, LLC / Everest Acquisition Finance, Inc.* 8.000%, 02/15/25	22,015
	Genesis Energy, LP / Genesis Energy Finance Corp.
34,000	6.250%, 05/15/26	32,482
33,000	6.500%, 10/01/25^	32,402
	Gulfport Energy Corp.^
33,000	6.375%, 05/15/25	31,762
20,000	6.000%, 10/15/24	19,122
65,000	Halcon Resources Corp.^ 6.750%, 02/15/25	65,049
33,000	HighPoint Operating Corp. 7.000%, 10/15/22	33,533
14,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	14,158
14,000	McDermott Escrow 1, Inc. / McDermott Escrow 2, Inc.* 10.625%, 05/01/24	14,140
33,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	33,278
3,000	Nabors Industries, Inc.*^ 5.750%, 02/01/25	2,858
	Oasis Petroleum, Inc.
29,000	6.500%, 11/01/21^	29,751
13,000	6.250%, 05/01/26*	13,000
34,000	Par Petroleum, LLC / Petroleum Finance Corp.*^ 7.750%, 12/15/25	34,626
34,000	PDC Energy, Inc.* 5.750%, 05/15/26	34,298
30,000	Petroleum Geo-Services Company*^ 7.375%, 12/15/20	29,786
33,000	Plains All American Pipeline, LP^‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	32,128
33,000	QEP Resources, Inc.^ 5.625%, 03/01/26	31,839
136,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	138,033
64,000	SESI, LLC* 7.750%, 09/15/24	66,611
14,000	SM Energy Company^ 6.750%, 09/15/26	14,299
28,000	Southwestern Energy Company^ 7.500%, 04/01/26	28,666

Schedule of Investments April 30, 2018 (Unaudited)

20 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
22,000	Sunoco, LP / Sunoco Finance Corp.* 5.500%, 02/15/26	$21,401
7,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.* 5.875%, 04/15/26	6,975
7,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	7,019
32,000	Transocean, Inc.*^ 7.500%, 01/15/26	32,549
35,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	32,994
	W&T Offshore, Inc.*
38,000	8.500%, 06/15/21 10.000% PIK Rate	35,409
27,000	9.000%, 05/15/20 10.750% PIK rate	27,000
70,000	Weatherford International, Ltd.^ 8.250%, 06/15/23	66,106
33,000	Whiting Petroleum Corp.*^ 6.625%, 01/15/26	33,942
	WildHorse Resource Development Corp.
42,000	6.875%, 02/01/25	42,950
13,000	6.875%, 02/01/25*	13,289
		1,670,313

Financials (0.2%)
66,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	62,456
96,000	Ally Financial, Inc. 8.000%, 11/01/31	116,848
60,000	Ardonagh Midco 3, PLC*^ 8.625%, 07/15/23	62,857
60,000	AssuredPartners, Inc.* 7.000%, 08/15/25	59,135
34,000	Bank of America Corp.‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 3.93%	33,989
33,000	Bank of Nova Scotia^‡ 4.650%, 10/12/22 3 mo. USD LIBOR + 2.65%	31,208
56,000	Brookfield Residential Properties, Inc.*^ 6.375%, 05/15/25	56,955
65,000	Charles Schwab Corp.^µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	63,386
30,000	CyrusOne, LP / CyrusOne Finance Corp. 5.375%, 03/15/27	30,071
59,000	Dell International, LLC / EMC Corp.*µ 6.020%, 06/15/26	62,684
34,000	Discover Financial Services^‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	33,342

PRINCIPAL AMOUNT		VALUE
54,000	Equinix, Inc.^ 5.375%, 04/01/23	$55,500
13,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	12,902
	HUB International, Ltd.*
34,000	7.000%, 05/01/26^	34,103
29,000	7.875%, 10/01/21	30,238
50,000	ILFC E-Capital Trust II*‡ 4.890%, 12/21/65 3 mo. USD LIBOR + 1.80%	48,308
40,000	Iron Mountain, Inc.* 5.250%, 03/15/28	37,702
	Jefferies Finance, LLC*
77,000	7.375%, 04/01/20	77,807
71,000	7.250%, 08/15/24^	70,456
32,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	30,566
28,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	27,583
35,000	LPL Holdings, Inc.* 5.750%, 09/15/25	34,021
	MetLife, Inc.^
57,000	6.400%, 12/15/36	62,234
3,000	5.875%, 03/15/28‡ 3 mo. USD LIBOR + 2.96%	3,061
62,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.^ 6.500%, 07/01/21	62,989
	Navient Corp.^
41,000	6.750%, 06/25/25	41,580
17,000	6.500%, 06/15/22	17,524
29,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	28,504
39,000	Oil Insurance, Ltd.*‡ 5.290%, 05/31/18 3 mo. USD LIBOR + 2.98%	39,056
94,000	Quicken Loans, Inc.*^ 5.750%, 05/01/25	92,712
35,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	35,403
	Springleaf Finance Corp.^
45,000	6.875%, 03/15/25	45,505
28,000	8.250%, 10/01/23	30,741
18,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	17,945
68,000	Tronox Finance, PLC* 5.750%, 10/01/25	66,223
		1,615,594

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE

Health Care (0.2%)
62,000	Acadia Healthcare Company, Inc.^ 5.625%, 02/15/23	$62,756
	Community Health Systems, Inc.^
102,000	7.125%, 07/15/20	81,387
33,000	6.875%, 02/01/22	18,078
14,000	8.000%, 11/15/19	12,753
99,000	DaVita, Inc.^ 5.125%, 07/15/24	96,248
18,000	Endo International, PLC* 7.250%, 01/15/22	15,348
90,000	Endo, Ltd.* 6.000%, 07/15/23	65,905
61,000	Greatbatch, Ltd.* 9.125%, 11/01/23	66,165
	HCA, Inc.
198,000	5.875%, 05/01/23^	206,743
32,000	7.500%, 11/06/33	34,904
14,000	5.375%, 02/01/25^	13,977
34,000	Magellan Health, Inc. 4.400%, 09/22/24	33,347
61,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	48,102
14,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	12,252
	Tenet Healthcare Corp.^
95,000	6.750%, 06/15/23	93,710
66,000	5.125%, 05/01/25*	64,306
61,000	Teva Pharmaceutical Finance Company, BV^µ 2.950%, 12/18/22	53,757
103,000	Teva Pharmaceutical Finance IV, BV^µ 3.650%, 11/10/21	96,717
14,000	Teva Pharmaceutical Finance IV, LLC^µ 2.250%, 03/18/20	13,404
35,000	Teva Pharmaceutical Finance Netherlands III, BV*^ 6.000%, 04/15/24	34,069
	Valeant Pharmaceuticals International, Inc.*^
245,000	7.250%, 07/15/22	247,765
67,000	9.000%, 12/15/25	68,064
29,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	28,535
		1,468,292

Industrials (0.1%)
39,000	ACCO Brands Corp.* 5.250%, 12/15/24	39,099
	Allison Transmission, Inc.*
22,000	4.750%, 10/01/27^	20,712
14,000	5.000%, 10/01/24	13,772

PRINCIPAL AMOUNT		VALUE
20,000	Apergy Corp.* 6.375%, 05/01/26	$20,331
34,000	ARD Securities Finance SARL*^ 8.750%, 01/31/23 8.750% PIK rate	35,709
34,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	32,196
33,000	Bombardier, Inc.* 7.500%, 12/01/24	34,790
	Covanta Holding Corp.
23,000	5.875%, 03/01/24	22,736
8,000	5.875%, 07/01/25	7,779
34,000	Delphi Technologies, PLC* 5.000%, 10/01/25	32,802
33,000	Fly Leasing, Ltd.^ 5.250%, 10/15/24	32,143
7,000	FXI Holdings, Inc.* 7.875%, 11/01/24	6,953
60,000	Garda World Security Corp.* 7.250%, 11/15/21	61,125
98,000	Golden Nugget, Inc.*^ 6.750%, 10/15/24	99,599
33,000	Gray Television, Inc.*^ 5.875%, 07/15/26	31,986
31,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	31,581
50,000	H&E Equipment Services, Inc. 5.625%, 09/01/25	50,310
	Hertz Corp.^
33,000	7.375%, 01/15/21	32,730
7,000	7.625%, 06/01/22*	7,154
	Icahn Enterprises, LP
36,000	6.750%, 02/01/24^	36,941
34,000	6.375%, 12/15/25	34,161
11,000	James Hardie International Finance, Ltd.*^ 4.750%, 01/15/25	10,728
34,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	32,680
17,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	17,976
56,000	Meritor, Inc. 6.250%, 02/15/24	57,739
14,000	Multi-Color Corp.* 4.875%, 11/01/25	13,134
48,000	Navistar International Corp.* 6.625%, 11/01/25	50,027
	Park Aerospace Holdings, Ltd.*^
29,000	5.500%, 02/15/24	28,184
21,000	4.500%, 03/15/23µ	20,145
60,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	62,663

Schedule of Investments April 30, 2018 (Unaudited)

22 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
32,000	Scientific Games International, Inc.* 5.000%, 10/15/25	$30,962
21,000	Tennant Company^ 5.625%, 05/01/25	21,478
7,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	6,980
3,000	Trident Merger Sub, Inc.*^ 6.625%, 11/01/25	2,945
7,000	TriMas Corp.* 4.875%, 10/15/25	6,829
62,000	United Continental Holdings, Inc. 6.375%, 06/01/18	62,178
52,000	United Rentals North America, Inc.^ 4.875%, 01/15/28	49,328
17,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	16,851
		1,175,436

Information Technology (0.1%)
35,000	Amkor Technology, Inc. 6.375%, 10/01/22	35,944
	Cardtronics, Inc.
27,000	5.500%, 05/01/25*	25,077
26,000	5.125%, 08/01/22	25,318
38,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	38,613
30,000	CDK Global, Inc. 4.875%, 06/01/27	28,955
23,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	23,514
	Clear Channel Worldwide Holdings, Inc.
61,000	7.625%, 03/15/20^	61,247
23,000	7.625%, 03/15/20	23,093
31,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	31,968
35,000	Harland Clarke Holdings Corp.*^ 8.375%, 08/15/22	35,865
	Nuance Communications, Inc.
38,000	5.625%, 12/15/26	37,974
33,000	6.000%, 07/01/24µ	33,995
34,000	TTM Technologies, Inc.* 5.625%, 10/01/25	33,361
29,000	VFH Parent, LLC*^ 6.750%, 06/15/22	30,178
		465,102

Materials (0.1%)
59,000	AK Steel Corp.^ 6.375%, 10/15/25	55,163
52,000	Alcoa Nederland Holding, BV*^µ 7.000%, 09/30/26	56,760

PRINCIPAL AMOUNT		VALUE
107,000	ArcelorMittal, SA^ 7.250%, 10/15/39	$127,048
39,000	Arconic, Inc.^ 5.125%, 10/01/24	39,497
60,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	60,870
12,000	Cleveland-Cliffs, Inc. 5.900%, 03/15/20	12,107
7,000	Commercial Metals Company* 5.750%, 04/15/26	7,026
	First Quantum Minerals, Ltd.*
20,000	7.000%, 02/15/21	20,162
16,000	7.250%, 04/01/23^	15,983
49,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	49,532
21,000	Kinross Gold Corp.* 4.500%, 07/15/27	19,788
31,000	New Gold, Inc.*^ 6.375%, 05/15/25	31,622
78,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	81,194
64,000	PH Glatfelter Companyµ 5.375%, 10/15/20	64,725
	United States Steel Corp.^
65,000	6.875%, 08/15/25	66,426
14,000	6.250%, 03/15/26	13,934
		721,837

Real Estate (0.0%)
32,000	Crescent Communities, LLC/Crescent Ventures, Inc.* 8.875%, 10/15/21	33,665
62,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	59,002
34,000	Starwood Property Trust, Inc.*^ 4.750%, 03/15/25	32,889
		125,556

Telecommunication Services (0.2%)
27,000	Altice Financing, SA*^ 7.500%, 05/15/26	26,570
63,000	Altice France, SA*^ 7.375%, 05/01/26	61,194
	Altice Luxembourg, SA*^
13,000	7.750%, 05/15/22	12,468
11,000	7.625%, 02/15/25	9,938
41,000	Altice US Finance I Corp.*^ 5.500%, 05/15/26	39,884
18,000	Block Communications, Inc.* 6.875%, 02/15/25	18,195

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
36,000	CB Escrow Corp.* 8.000%, 10/15/25	$34,271
11,000	Cequel Communications Holdings I, LLC / Cequel Capital Corp.* 7.500%, 04/01/28	11,162
35,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	32,272
130,000	CSC Holdings, LLC* 5.500%, 04/15/27	125,099
146,000	Embarq Corp. 7.995%, 06/01/36	139,294
	Frontier Communications Corp.
99,000	7.625%, 04/15/24	65,219
54,000	11.000%, 09/15/25^	41,549
13,000	8.500%, 04/01/26*	12,619
33,000	Hughes Satellite Systems Corp.^ 6.625%, 08/01/26	33,196
	Inmarsat Finance, PLC*^
26,000	4.875%, 05/15/22µ	25,151
13,000	6.500%, 10/01/24	12,801
	Intelsat Jackson Holdings, SA^
56,000	9.750%, 07/15/25*	54,930
41,000	7.500%, 04/01/21	38,932
27,000	8.000%, 02/15/24*	28,526
34,000	Qwest Corp.^ 6.875%, 09/15/33	32,277
14,000	SBA Communications Corp.*^ 4.000%, 10/01/22	13,355
14,000	Sprint Capital Corp.^ 6.875%, 11/15/28	14,299
	Sprint Corp.
190,000	7.875%, 09/15/23	204,046
59,000	7.125%, 06/15/24	60,919
33,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	31,846
7,000	Telecom Italia Capital, SA 6.000%, 09/30/34	7,280
62,000	United States Cellular Corp. 6.700%, 12/15/33	65,421
	Windstream Services, LLC
44,000	8.625%, 10/31/25*	40,489
24,000	7.750%, 10/01/21	18,081
5,000	7.750%, 10/15/20^	4,295
		1,315,578

Utilities (0.0%)
8,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	7,801
	NRG Energy, Inc.^
57,000	6.625%, 01/15/27	58,807
20,000	5.750%, 01/15/28*	19,843

PRINCIPAL AMOUNT		VALUE
30,000	PPL Capital Funding, Inc.^µ‡ 4.967%, 03/30/67 3 mo. USD LIBOR + 2.67%	$29,910
20,000	Talen Energy Supply, LLC*^ 10.500%, 01/15/26	17,306
34,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	31,928
60,000	Vistra Energy Corp.*^ 8.125%, 01/30/26	65,935
		231,530
	Total Corporate Bonds	11,156,049

U.S. Government and Agency Securities (0.0%)
	United States Treasury Note
183,000	1.875%, 05/31/22	176,972
95,000	2.375%, 03/15/21^	94,365
		271,337
	Total U.S. Government and Agency Securities	271,337

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.3%) #
Financials (0.1%)
2,250 225,000	Bank of America Corp. Call, 01/18/19, Strike $30.00	554,625

Industrials (0.0%)
480 48,000	Stanley Black & Decker, Inc. Call, 01/18/19, Strike $170.00	63,600

Information Technology (0.2%)
610 61,000	Red Hat, Inc. Call, 01/18/19, Strike $155.00	1,396,900
	TOTAL PURCHASED OPTIONS	2,015,125
	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $14,120,444)	13,442,511

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (14.5%)
Consumer Staples (0.8%)
54,000	Bunge, Ltd. 4.875%, 12/31/49	5,842,001

Energy (3.0%)
95,000	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications Time, Inc.)**§ 3.399%, 09/15/29	6,148,970

Schedule of Investments April 30, 2018 (Unaudited)

24 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
100,400	Hess Corp. 8.000%, 02/01/19	$6,528,008
	NuStar Energy, LP‡
175,000	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	3,713,500
55,769	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	1,239,187
73,500	WPX Energy, Inc.^ 6.250%, 07/31/18	5,274,360
		22,904,025

Financials (2.8%)
46,000	AMG Capital Trust II 5.150%, 10/15/37	2,801,133
4,600	Bank of America Corp. 7.250%, 12/31/49	5,855,800
27,248	Virtus Investment Partners, Inc. 7.250%, 02/01/20	2,716,898
8,100	Wells Fargo & Company 7.500%, 12/31/49	10,372,941
		21,746,772

Health Care (2.6%)
234,000	Anthem, Inc. 5.250%, 05/01/18	13,305,240
108,000	Becton Dickinson and Company 6.125%, 05/01/20	6,517,800
		19,823,040

Industrials (0.8%)
105,400	Rexnord Corp.^ 5.750%, 11/15/19	6,313,987

Real Estate (1.8%)
6,600	Crown Castle International Corp. 6.875%, 08/01/20	6,636,795
130,225	Welltower, Inc. 6.500%, 12/31/49	7,289,995
		13,926,790

Utilities (2.7%)
107,225	DTE Energy Company 6.500%, 10/01/19	5,607,514
270,265	NextEra Energy, Inc. 6.123%, 09/01/19	15,621,317
		21,228,831
	Total Convertible Preferred Stocks (Cost $103,584,324)	111,785,446

NUMBER OF SHARES		VALUE

Common Stocks (4.2%)
Consumer Discretionary (0.1%)
34,155	GameStop Corp. - Class A^~	$466,216

Energy (1.4%)
64,780	Enterprise Products Partners, LP~	1,738,695
24,482	Gulfmark Offshore, Inc.^#	832,388
20,414	Gulfmark Offshore, Inc.#	694,076
33,725	Magellan Midstream Partners, LP	2,220,117
51,951	Ocean Rig UDW, Inc. - Class A#	1,260,331
3,175	Schlumberger, Ltd.	217,678
344,673	Southwestern Energy Company#	1,413,160
57,205	Spectra Energy Partners, LP~	2,039,358
17,965	Targa Resources Corp.	843,816
		11,259,619

Financials (0.1%)
13,850	American International Group, Inc.	775,600

Health Care (2.6%)
88,148	Allergan, PLC	13,543,940
78,557	Molina Healthcare, Inc.^#	6,539,870
		20,083,810
	Total Common Stocks (Cost $51,096,038)	32,585,245

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Option (0.0%) #
Consumer Discretionary (0.0%)
51 5,100	Booking Holdings, Inc. Put, 06/15/18, Strike $1,900.00 (Cost $657,228)	69,105

NUMBER OF SHARES		VALUE
Short Term Investments (5.0%)
19,454,799	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	19,460,635
19,385,537	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	19,385,537
	Total Short Term Investments (Cost $38,845,000)	38,846,172
	TOTAL INVESTMENTS (149.7%) (Cost $1,180,510,454)	1,158,028,836

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.9%)		(100,000,000)

LIABILITIES, LESS OTHER ASSETS (-36.8%)		(284,608,838)

NET ASSETS (100.0%)		$773,419,998

See accompanying Notes to Financial Statements	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 25

Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written Options (0.0%) #
Consumer Discretionary (0.0%)
51 5,100	Booking Holdings, Inc. Put, 06/15/18, Strike $1,650.00	$(13,005)

Health Care (0.0%)
750 75,000	Allergan, PLC Call, 06/15/18, Strike $170.00	(85,500)

	Total Written Options (Premium $499,820)	(98,505)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $24,456,911.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2018.

&Illiquid security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $4,167,211.

@In default status and considered non-income producing.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

¤The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2018.

#Non-income producing security.

***The rate disclosed is the 7 day net yield as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATION

CADCanadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

26 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2018 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,180,510,454)	$1,158,028,836
Cash with custodian (interest bearing)	9,504
Receivables:
Accrued interest and dividends	10,041,932
Investments sold	7,771,121
Prepaid expenses	101,965
Other assets	176,428
Total assets	1,176,129,786

LIABILITIES
Options written, at value (premium $499,820)	98,505
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 4,000,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $998,964) (Note 7)	99,001,036
Payables:
Notes payable	278,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	321,020
Investments purchased	23,876,302
Affiliates:
Investment advisory fees	759,862
Deferred compensation to trustees	176,428
Financial accounting fees	10,975
Trustees’ fees and officer compensation	6,249
Other accounts payable and accrued liabilities	459,411
Total liabilities	402,709,788
NET ASSETS	$773,419,998

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 70,756,555 shares issued and outstanding	$804,048,370
Undistributed net investment income (loss)	(31,367,095)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	22,819,256
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	(22,080,533)
NET ASSETS	$773,419,998
Net asset value per common shares based upon 70,756,555 shares issued and outstanding	$10.93

See accompanying Notes to Financial Statements	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 27

Statement of Operations Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME
Interest	$24,062,844
Dividends	4,677,198
Total investment income	28,740,042

EXPENSES
Investment advisory fees	4,622,542
Interest expense on Notes Payable (Note 6)	2,175,221
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	2,060,689
Legal fees	83,917
Financial accounting fees	66,847
Printing and mailing fees	63,466
Trustees’ fees and officer compensation	43,107
Accounting fees	30,795
Audit fees	24,067
Transfer agent fees	17,160
Custodian fees	15,497
Registration fees	10,071
Other	64,708
Total expenses	9,278,087
NET INVESTMENT INCOME (LOSS)	19,461,955

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	21,464,359
Purchased options	2,273,426
Foreign currency transactions	(3,056)
Written options	212,814
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(32,064,185)
Purchased options	(871,985)
Foreign currency translations	1,757
Written options	410,662
NET GAIN (LOSS)	(8,576,208)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,885,747

28 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$19,461,955	$39,927,229
Net realized gain (loss)	23,947,543	45,181,875
Change in unrealized appreciation/(depreciation)	(32,523,751)	38,303,435
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	10,885,747	123,412,539

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(40,290,050)	(46,865,320)
Net realized gains	—	(5,451,468)
Return of capital	—	(27,518,746)
Net decrease in net assets from distributions to common shareholders	(40,290,050)	(79,835,534)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	3,750,338	2,035,600
Offering costs on shares	(29,272)	(109,558)
Reinvestment of distributions resulting in the issuance of stock	1,135,297	1,692,015
Net increase (decrease) in net assets from capital stock transactions	4,856,363	3,618,057
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,547,940)	47,195,062

NET ASSETS
Beginning of period	$797,967,938	$750,772,876
End of period	$773,419,998	$797,967,938
Undistributed net investment income (loss)	$(31,367,095)	$(10,539,000)

See accompanying Notes to Financial Statements	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 29

Statement of Cash Flows Six Months Ended April 30, 2018 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$10,885,747
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(362,314,939)
Net purchases of short term investments	(8,494,280)
Proceeds paid on closing written options	(702,753)
Proceeds from disposition of investment securities, including purchased options	388,611,259
Premiums received from written options	1,096,975
Amortization and accretion of fixed-income securities	(6,140,352)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	81,065
Net realized gains/losses from investments, excluding purchased options	(21,466,382)
Net realized gains/losses from purchased options	(2,273,426)
Net realized gains/losses from written options	(212,814)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	32,064,185
Change in unrealized appreciation or depreciation on purchased options	871,985
Change in unrealized appreciation or depreciation on written options	(410,662)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	224,233
Prepaid expenses	(14,998)
Other assets	1,038,483
Increase/(decrease) in liabilities:
Payables to affiliates	(44,741)
Other accounts payable and accrued liabilities	(321,810)
Net cash provided by/(used in) operating activities	$32,476,775

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	3,750,338
Offering costs related to shares sold	(29,272)
Distributions to shareholders	(39,154,753)
Proceeds from preferred shares sold	321,020
Offering costs on Mandatory Redeemable Preferred Shares	(22,883)
Net increase/(decrease) in due to custodian bank	(331,721)
Proceeds from note payable	3,000,000
Net cash provided by/(used in) financing activities	$(32,467,271)
Net increase/(decrease) in cash	$9,504
Cash at beginning of period	$—
Cash at end of period	$9,504
Supplemental disclosure
Cash paid for interest on Notes Payable	$2,562,826
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$2,381,709
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$1,135,297

30   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities and under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

32   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 - 2017 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $176,428 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2018. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2018.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2018 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$10,183,027	$ 361,270,466
Proceeds from sales	—	364,273,332

The cost basis of investments for federal income tax purposes at April 30, 2018 was as follows*:

Cost basis of investments	$1,180,010,634
Gross unrealized appreciation	47,958,121
Gross unrealized depreciation	(70,038,424)
Net unrealized appreciation (depreciation)	$ (22,080,303)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2018 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2017 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2017
Distributions paid from:
Ordinary income	$ 47,473,475
Long-term capital gains	5,451,468
Return of capital	27,518,746

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(1,073,017)
Total accumulated earnings/(losses)	(1,073,017)
Other	(151,052)
Paid-in-capital	799,192,007
Net assets applicable to common shareholders	$797,967,938

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the

34   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2018.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2018, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may

Notes to Financial Statements (Unaudited)

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Notes to Financial Statements (Unaudited)

exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2018, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2018, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$2,084,230	$—
Written Options(2)	—	98,505
	$2,084,230	$98,505

(1)Generally, the Statement of Assets and Liabilities location for “Purchased Options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written Options” is “Options written, at value.”

For the period ended April 30, 2018, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased Options	7,765
Written Options	1,128

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $430.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2018, the average borrowings under the Agreement were $276.4 million. For the period ended April 30, 2018, the average interest rate was 1.68%. As of April 30, 2018, the amount of total outstanding borrowings was $278.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2018 was 1.91%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. As of April 30, 2018, the Fund used approximately $256 million of its cash collateral to offset borrowings under the SSB Agreement. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2018, approximately $247.8 million of securities were on loan ($240.4 million of fixed income securities and $7.4 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 4,000,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $100.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

36   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2018.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	1,330	$25	$ 33,250,000
Series B	9/06/24	4.00%	1,330	$25	$ 33,250,000
Series C	9/06/27	4.24%	1,340	$25	$ 33,500,000
				Total	$100,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 70,756,555 shares outstanding at April 30, 2018. Transactions in common shares were as follows:

	PERIOD ENDED April 30, 2018	YEAR ENDED October 31, 2017
Beginning shares	70,326,448	69,997,487
Shares sold	328,462	177,130
Shares issued through reinvestment of distributions	101,645	151,831
Ending shares	70,756,555	70,326,448

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market. For the period ended April 30, 2018, the Fund sold shares that were $35,597 in excess of net asset value at an average net asset value of $11.41.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$399,216,776	$—	$399,216,776
Convertible Bonds	—	527,632,107	—	527,632,107
U.S. Government and Agency Securities	—	9,732,908	—	9,732,908
Bank Loans	—	24,718,566	—	24,718,566
Synthetic Convertible Securities (Corporate Bonds)	—	11,156,049	—	11,156,049
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	271,337	—	271,337
Synthetic Convertible Securities (Purchased Options)	2,015,125	—	—	2,015,125
Convertible Preferred Stocks	91,385,828	20,399,618	—	111,785,446
Common Stocks U.S.	31,891,169	694,076	—	32,585,245
Purchased Options	69,105	—	—	69,105
Short Term Investments	38,846,172	—	—	38,846,172
Total	$164,207,399	$993,821,437	$—	$1,158,028,836
Liabilities:
Written Options	$98,505	$—	$—	$98,505
Total	$98,505	$—	$—	$98,505

38   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.35	$10.73	$11.68	$13.45	$13.20	$12.45
Income from investment operations:
Net investment income (loss)*	0.28	0.57	0.60	0.62	0.72	0.75
Net realized and unrealized gain (loss)	(0.13)	1.19	(0.41)	(1.25)	0.67	1.14
Total from investment operations	0.15	1.76	0.19	(0.63)	1.39	1.89
Less distributions to common shareholders from:
Net investment income	(0.57)	(0.67)	(0.59)	(0.81)	(0.95)	(1.14)
Net realized gains	—	(0.08)	—	(0.02)	(0.19)	—
Return of capital	—	(0.39)	(0.55)	(0.31)	—	—
Total distributions	(0.57)	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	0.00 (a)	0.00 (a)	—	0.00 (a)	0.00 (a)	—
Net asset value, end of period	$10.93	$11.35	$10.73	$11.68	$13.45	$13.20
Market value, end of period	$11.33	$11.59	$9.89	$10.41	$13.69	$13.09
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	1.34%	17.48%	3.19%	(4.69)%	10.90%	16.08%
Market value	2.87%	30.15%	6.72%	(16.54)%	13.83%	14.56%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	2.37% (d)	1.88%	1.74%	1.84%	1.47%	1.49%
Net investment income (loss)	4.98% (d)	5.17%	5.61%	4.90%	5.38%	5.92%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$773,420	$797,968	$750,773	$817,491	$931,703	$891,350
Portfolio turnover rate	33%	90%	34%	36%	40%	62%
Average commission rate paid	$0.0267	$0.0282	$0.0220	$0.0303	$0.0294	$0.0295
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$100,000	$100,000	$—	$—	$—	$—
Notes Payable (000’s omitted)	$278,000	$275,000	$306,000	$353,000	$360,000	$350,000
Asset coverage per $1,000 of loan outstanding(e)	$4,142	$4,265	$3,454	$3,316	$3,588	$3,547
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(f)	$288	$293	$—	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Amount equated to less than $0.005 per common share.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.29%, 1.24%, 1.24%, 1.50%, 1.18% and 1.17%, respectively.

(d)Annualized.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Convertible Opportunities and Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2018, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2017, and the financial highlights for each of the five years in the period then ended; and in our report dated December 15, 2017, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2018

40   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   41

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

42   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2017 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHISAN 1790 2018

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 21, 2018

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 21, 2018

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 21, 2018